SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2004

CALLIDUS SOFTWARE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50463	77-0438629

(Commission File Number)	(IRS Employer Identification No.)

160 W. Santa Clara St., Suite 1500 San Jose, CA	95113

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 808-6400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

   Item 1.01 Entry into a Material Definitive Agreement

     On August 31, 2004, Callidus Software Inc. (the “Company”) adopted a change to its director compensation policy. The change was necessitated by the Company’s recent appointment of Michael Braun, an outside director, to the position of Chairman of the Board, a position previously held by the Company’s former Chief Executive Officer. Pursuant to the revised director compensation policy, following the Company's annual stockholders meeting each year, the Company's Chairman of the Board (so long as such position continues to be held by an outside director) will receive an annual grant of a fully vested and exercisable option to purchase 20,000 additional shares of the Company's common stock (pro rated if the Chairman has served only part of the previous year). Except as described above, the terms of the options will be the same as those of the Company's other annual grants to non-employee directors described in the Company's initial director grant policy set forth in its 2003 Stock Incentive Plan.

     On September 1, 2004, the Company’s Compensation Committee granted options to acquire the Company’s common stock to Messrs. Furino, Fior, Warfield, Cabrera and Rankin. One hundred percent of the shares subject to the options will vest three years from September 1, 2004. Vesting will accelerate from time to time at the end of any 22 consecutive trading day period in which (i) the average closing price during such 22 consecutive day period is equal to or exceeds a specified stock price target and (ii) the closing stock price for at least 15 trading days within the 22 day period is equal to or exceeds such target stock price. Mr. Furino’s stock option agreement also provides that upon a change of control, the options to purchase common stock granted pursuant to such option will immediately become 100% vested and exercisable.

Section 9 - Financial Statements and Exhibits

   Item 9.01 Financial Statements and Exhibits

     Exhibit 10.28 Form of Performance-Based Stock Option Agreement for stock options granted to Messrs. Fior, Warfield, Cabrera and Rankin on September 1, 2004.

     Exhibit 10.29 Stock Option Agreement by and between Mr. Richard Furino and the Company (Grant Date September 1, 2004).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Date:	September 3, 2004	By:	/s/ Ronald J. Fior

			Name:	Ronald J. Fior
			Title:	Chief Financial Officer, Vice President,
Finance

EXHIBIT INDEX

     Exhibit 10.28 Form of Performance-Based Stock Option Agreement for stock options granted to Messrs. Fior, Warfield, Cabrera and Rankin on September 1, 2004.

     Exhibit 10.29 Stock Option Agreement by and between Mr. Richard Furino and the Company (Grant Date September 1, 2004).